UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13. 2011

First Citizens Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 0-11709
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Tennessee	0-11709	62-1180360
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 370, One First Citizens Place
Dyersburg, Tennessee 38024
(Address of principal executive offices including zip code)

(731) 285-4410
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 2.02  Results of Operation and Financial Condition

Jeff Agee, President & CEO of First Citizens National Bank, announced today that the Bank's total assets exceeded $1 billion as of March 31, 2011.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Press Release dated April 13, 2011

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CITIZENS BANCSHARES, INC.
By: /s/ Laura Beth Butler Laura Beth Butler Executive Vice President & Chief Financial Officer

Date:  April 13, 2011